EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Roger W. Dartt, President and Chief Executive Officer of American Medical Technologies, Inc. (the “Company”), and Barbara Woody, Controller and principal accounting officer of the Company, certify that:

1.                    the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roger W. Dartt	Dated: March 31, 2005
Roger W. Dartt
President and Chief Executive Officer

/s/ Barbara Woody	Dated: March 31, 2005
Barbara Woody Controller and principal accounting officer